Supplement to the John Hancock Tax-Free Funds Prospectus and
                       Statement of Additional Information
                              dated January 1, 2004


                  John Hancock California Tax-Free Income Fund
                         John Hancock Tax-Free Bond Fund
                   John Hancock High Yield Municipal Bond Fund


On June 15, 2004 the Funds' trustees voted to approve and send a proxy to shareholders proposing changes to the Funds' fundamental investment restrictions on borrowing, pledging of assets, diversification, trustee and officer ownership of the funds, restricted securities, commodities and derivatives, margin and short sales, loans industry concentration, investing in new issuers, investing for control (John Hancock High Yield Municipal Bond Fund) and investing in other investment companies (John Hancock Tax-Free Bond Fund and John Hancock California Tax-Free Income Fund).

Fund shareholders of record on June 17, 2004 will be asked to approve these changes, including changing the status of both John Hancock High Yield Municipal Bond Fund and John Hancock California Tax-Free Income Fund from diversified to non-diversified. Changes to these restrictions reflect current legal requirements and will not change the funds' investment objectives or strategies.

If approved by shareholders on August 25, 2004, these changes will become effective September 7, 2004.


June 30, 2004